                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            -----------------------


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 1998


                           OMEGA PROTEIN CORPORATION
             (Exact name of registrant as specified in its charter)



          NEVADA                   001-14003            76-0562134
(State or other jurisdiction  (Commission File No.)   (I.R.S. Employer
      of incorporation)                              Identification No.)


                              1717 ST. JAMES PLACE
                                   SUITE 550
                              HOUSTON, TEXAS 77056
                    (Address of principal executive offices)


                                 (713) 623-0060
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 8.        CHANGE IN FISCAL YEAR

          On December 1, 1998, the Company's Board of Directors approved a change in the Company's fiscal year end from September 30 to December 31, to be effective beginning January 1, 1999. The report on Form 10-Q covering the three months ended December 31, 1998 (the transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             OMEGA PROTEIN CORPORATION


                             By: /s/ Eric T. Furey
                                -------------------------------------
                                 Eric T. Furey
                                 Vice President, General Counsel and
                                   Corporate Secretary


Date:   December 15, 1998

                                       3